UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: six months ended March 31, 2005

Item 1. Report to Stockholders.

Calvert INVESTMENTS THAT MAKE A DIFFERENCE (R)
March 31, 2005
Semi-Annual Report
Calvert Capital
Accumulation Fund
An Ameritas Acacia Company

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Table of Contents

President's Letter
1
Social Update
3
Portfolio Management Discussion
4
Shareholder Expense Example
8
Statement of Net Assets
10
Statement of Operations
14
Statements of Changes in Net Assets
15
Notes to Financial Statements
16
Financial Highlights
20
Explanation of Financial Tables
24
Proxy Voting and Availability of Quarterly Portfolio Holdings
26
Basis for Board's Approval of Investment Advisory Contract
26

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Dear Shareholders:

Over the six months ended March 31, 2005, the markets generally moved forward, in step with solid U.S. economic growth, corporate profitability, and a favorable response to last November's U.S. Presidential election. These positive factors were offset somewhat by growing investor concerns over rising interest rates, climbing energy prices, and record U.S. deficits--trends that are likely to present challenges for the markets in times ahead.

The broad U.S. stock market advanced 6.88% (as measured by the S&P 500 Index), while overseas stocks generally outpaced their U.S. counterparts.1 Overall, bond returns trended flat, with the Lehman U.S. Credit Index gaining 0.20% for the six months ended March 31, 2005.

Calvert has always encouraged investors to diversify their portfolios to reduce risk, and we believe a transitional market like the one we're currently experiencing demonstrates the continued relevance and importance of a diversified portfolio. So we strongly recommend that investors work with their financial advisors to develop a sound asset allocation strategy and stick to it, rebalancing as necessary to maintain their chosen allocation target.

Your Investments

Calvert continues to strive toward our dual goals of favorable investment results and a positive impact on corporate conduct toward the environment, workplace, and society. On the investment side, we are very pleased that several Calvert funds have again been recognized during the year by the industry for their excellence, including awards from Standard & Poor's/BusinessWeek2 and USA Today.3 In addition, Barron's once again counted Calvert among "The Best Mutual Fund Families" in its February 7, 2005, issue.

A Long-Term Perspective

In managing our equity funds, Calvert uses a unique Double Diligence ™ research process with two integral components -- a rigorous review of financial performance and a thorough assessment of corporate integrity. We believe that companies which operate with integrity toward their employees, their communities, and the environment are better positioned for success. So we only invest in companies that meet standards for both components.

Calvert believes that this disciplined investment process -- which also emphasizes diversified portfolios -- will lead to lower risk and better long-term performance. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Working with a financial professional can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,
Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

April 2005

1. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index gained 15.25% during the six-month period ended March 31, 2005.

2. BusinessWeek, March 21, 2005. BusinessWeek evaluated funds for the best risk-adjusted total returns over the past five years. BusinessWeek considered funds open to new investors that had at least $100 million in assets, a minimum investment of no more than $26,000, and a fund manager at the helm of the portfolio for at least five years. S&P evaluated each fund's year-by-year returns for performance consistency. S&P also evaluated expenses, turnover, and investment management style.

3. USA Today, USA Today's 2005 Mutual Fund All-Stars," March 13, 2005. Using the Morningstar database, USA Today evaluated US stock funds for their risk-adjusted three- and five-year performance in their peer group category. The same manager had to have been at the helm of the fund for at least five years and the fund had to be open to new investors.

Social Update

Shareholder Activism

Calvert shareholder activism focuses on supporting good companies that can become even better at helping create a fair, sustainable society. Our current areas of activism are board diversity, executive compensation, and greenhouse-gas reduction, and for the six-month reporting period we're happy to report progress in all three:

  Three of 12 companies we've worked with have agreed to adopt the basic principles of Calvert's Model Nominating Committee Charter Language on Board Diversity. These principles help to ensure that women and minority candidates are routinely included in every director search.
  In the area of executive compensation, two of four other companies we've worked with, Xerox and Dollar General, agreed to our request for aligning executive compensation with social and financial performance.
  All four companies from which we requested additional greenhouse-gas disclosure responded positively.

Calvert began the 2004-2005 proxy season by filing 28 shareholder proposals. Although we are still early in the season, 13 resolutions have already been withdrawn because the companies have agreed to our requests.

We invite our own shareholders to visit www.calvert.com/sri.html to learn more about Calvert's advocacy programs.

Corporate Transparency

Calvert Group, Ltd. became the first U.S.-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum (Eurosif). These guidelines were designed for use by the responsible-investment sector to provide more disclosure and increased accountability to investors.

Portfolio Management Discussion

Ed Brown
of Brown Capital Management, Inc.

Performance

Calvert Capital Accumulation Fund(R) Class A shares returned 7.87% for the six-month reporting period ended March 31, 2005, versus the Russell Midcap(R) Growth Index at 12.04%. Stock selection, versus sector/industry selection, particularly in the first quarter of the period, was largely responsible for overall underperformance.

Investment Climate

At the end of 2004, markets were up strongly, as the Russell Midcap Growth Index returned 13.9% for the last quarter of the year. Large-cap and small-cap stocks rallied during that quarter, as well, with the Russell 1000(R) Index up 9.8% and the Russell 2000(R) Index up 14.1%. However, unless investors were overweight to energy stocks at the beginning of 2005, there was not much to cheer about during the first quarter. Energy stocks in the Russell Midcap Growth Index returned over 15% for the three-month period ended March 31, 2005, but many other sectors in the Fund's benchmark were down for the quarter. It should come as no surprise that investor sentiment is subdued, especially in view of rising short-term interest rates and oil prices hovering at the mid-$50-per-barrel level.

Portfolio Strategy

Strong positive contributions to returns came from investments in Financial Services, notably Legg Mason Inc., our second-highest contributing stock for the period, as well as Franklin Resources Inc., and T. Rowe Price Group Inc. All three companies have solid reputations and remain untainted by mutual fund trading scandals.

Consumer Discretionary stocks were the second-highest contributors to performance, with strong showings by two restaurant holdings -- Panera Bread Co. and Cheesecake Factory -- and by Advance Auto Parts, an aftermarket auto parts and accessories retailer. Panera had traded sideways and down since summer 2003, as weak comparable store sales numbers caused investor concern about the company's ability to weather the "low carb" diet storm. However, in the fourth quarter of 2004, Panera began to show stronger comparable store sales and earnings reports, suggesting that low carb diets, or other factors, have not damaged long-term growth prospects. Cheesecake Factory also delivered solid comparable store sales and earnings results over the evaluation horizon. With Advance Auto Parts, the market had concerns early in the reporting period about how the hurricanes in Florida might impact sales, though the stock rallied in October 2004 at relief over strong comparable store sales. The stock then showed strong absolute and relative performance in February 2005 after beating quarterly earnings estimates and raising expectations for earnings in the coming period.

Analysis reveals two primary causes for drags on portfolio performance. The first was weak holdings in Technology and having an underweight to the strong-performing software industry generally. The second was our holding three underperforming companies in Health Care.

Given the challenges that Technology experienced in previous reporting periods, we believed the sector represented an opportunity and would rally during the fourth quarter of 2004. However, our concerns about the dearth of "killer app" software opportunities led to our underweight to software, while we were overweight to electronics and semiconductors. In addition, software holdings in the benchmark received a strong performance boost when Symantec Corporation announced its acquisition of Veritas Software, whose stock appreciated over 60% in fourth quarter 2004. Still, while our holdings in the software group performed well in absolute terms, they lagged the industry's performance in the benchmark.

In the first quarter of 2005, Technology was the lowest-contributing sector in the benchmark. However, we do believe that there are reasonably priced opportunities in Technology with good longer-term growth prospects.

In the Health Care sector, Coventry Health, Biogen Idec, Inc., and Waters Corp. (a health-care-related stock in Producer Durables) negatively affected performance for the reporting period. Coventry Health, a health care management company, made an acquisition that concerned us, the stock dropped 20%, and we sold our position. For Biogen, the nation's third-largest biotech firm, sale and distribution of a promising new drug treatment for multiple sclerosis were suspended pending information about deaths of two of the drug's users. The stock plummeted 42.6% in one day. We held our position, given that the company's remaining business was solid and that the MS drug might well be returned to the market. In fact, it was not, and a third person taking the drug has since died. We have liquidated our Biogen position. Finally, Waters Corp. stock declined 20.6% on the company's lowering of revenue and earnings guidance. However, we continue to hold Waters, as we believe the slowdown doesn't reflect a permanent reduction in longer-term demand for company products.

Outlook

Despite the fact that after two years of relatively robust growth, corporate operating profits should begin to slow, we continue to observe encouraging signs of prolonged economic vitality. After two banner years of earnings, it stands to reason that with the high buildup in cash and tax incentives, many companies are comfortable making capital investment commitments which should enhance investment returns for their shareholders.

Other factors influencing investment performance going forward may include energy prices and interest rates. On an inflation-adjusted basis, the price per barrel of oil today is only 70% of the price reached in 1982. The Federal Reserve's raising interest rates is usually good news for the economy and bad news for the financial markets, as we have witnessed so far in 2005. However, the subsequent slowdown in GDP (gross domestic product) growth, which appears likely by midyear, should result in the Fed's eventually holding the Fed funds rate level (in the 3.5% range). This could have a positive impact on the financial markets if investors believe that the impact of the Fed backing away from further rate hikes would be more beneficial than a weak stretch in the economy would be detrimental. While the stock market has been flat at best so far this year, if economic growth slows in the second quarter, the market may show better results, anticipating a softer stance from the Fed. We believe that your Fund has been positioned to take advantage of this anticipated upturn in the financial markets.

April 2005

Portfolio Statistics
March 31, 2005
Investment Performance
(total return at NAV)
	6 Months	12 Months
	ended	ended
	3/31/05	3/31/05
Class A	7.87%	3.23%
Class B	7.41%	2.35%
Class C	7.44%	2.38%
Class I	8.33%	4.09%
Russell Mid-Cap Growth Index*	12.04%	8.31%
Lipper Mid-Cap Growth Funds Avg.*	9.81%	5.17%

Ten Largest Stock Holdings

	% of Net Assets
Nextel Partners, Inc.	3.4%
Cheesecake Factory, Inc.	3.2%
Health Management Associates, Inc.	3.2%
PETsMART, Inc.	2.9%
Williams-Sonoma, Inc.	2.6%
Jabil Circuit, Inc.	2.5%
Staples, Inc.	2.5%
Legg Mason, Inc.	2.5%
Harley-Davidson, Inc.	2.5%
Investors Financial Services Corp.	2.3%
Total	27.6%

Economic Sectors % of total investments
Auto & Transportation	2.4%
Consumer Discretionary	27.1%
Consumer Staples	1.3%
Financial Services	13.6%
Health Care	15.5%
Non Equity Securities	3.3%
Other Energy	4.5%
Producer Durables	6.7%
Technology	22.3%
Utilities	3.3%
Total	100%

Asset Allocation
Stocks	96%
Notes	1%
Cash or Cash Equivalents	3%
Total	100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

* Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class A Shares
One year	(1.69%)
Five year	(3.27%)
Ten year	7.61%

Class B Shares
One year	(2.65%)
Five year	(3.37%)
Since inception	0.77%
(4/31/98)

Portfolio Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class C Shares
One year	1.38%
Five year	(3.11%)
Ten year	7.17%

Class I Shares*
One year	4.09%
Five year	(1.23%)
Since inception	9.52%
(3/1/99)

PERFORMANCE COMPARISON

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75% or Class C deferred sales charge. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 to March 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/04	3/31/05	10/1/04 - 3/31/05
Class A
Actual	$1,000.00	$1,078.70	$8.78
Hypothetical	$1,000.00	$1,016.49	$8.52
(5% return per
year before taxes)
Class B
Actual	$1,000.00	$1,074.10	$13.21
Hypothetical	$1,000.00	$1,012.19	$12.82
(5% return per
year before taxes)
Class C
Actual	$1,000.00	$1,074.40	$12.98
Hypothetical	$1,000.00	$1,012.42	$12.59
(5% return per
year before taxes)
Class I
Actual	$1,000.00	$1,083.30	$4.47
Hypothetical	$1,000.00	$1,020.64	$4.33
(5% return per year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 1.69%, 2.56%, 2.51% and 0.86% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2005

Equity Securities - 97.8%	Shares	Value
Banks - Outside New York City - 2.3%
Investors Financial Services Corp.	68,400	$3,345,444

Biotechnology - Research & Production - 2.5%
Biogen Idec, Inc.*	41,100	1,418,361
Genzyme Corp. - General Division*	39,100	2,238,084
	3,656,445

Communications Technology - 2.0%
Juniper Networks, Inc.*	136,200	3,004,572

Computer - Services, Software & Systems - 3.9%
Adobe Systems, Inc.	36,200	2,431,554
Mercury Interactive Corp.*	68,800	3,259,744
	5,691,298

Computer Technology - 5.2%
Network Appliance, Inc.*	78,400	2,168,544
RSA Security, Inc.*	124,300	1,970,155
Synopsys, Inc.*	77,400	1,400,940
Zebra Technologies Corp.*	43,300	2,056,317
	7,595,956

Consumer Electronics - 1.8%
Electronic Arts, Inc.*	52,200	2,702,916

Consumer Products - 1.9%
Nautilus Group, Inc.	121,400	2,884,464

Diversified Production - 1.9%
Danaher Corp.	53,500	2,857,435

Education Services - 3.0%
Laureate Education, Inc.*	50,600	2,165,174
Strayer Education, Inc.	19,300	2,187,076
	4,352,250

Electronics - Medical Systems - 1.9%
Affymetrix, Inc.*	64,400	2,758,896

Electronics - Semiconductors / Components - 10.3%
Altera Corp.*	154,100	3,048,098
Analog Devices, Inc.	51,400	1,857,596
Flextronics International Ltd.*	185,000	2,227,400
Integrated Circuit Systems, Inc.*	79,200	1,514,304
Jabil Circuit, Inc.*	129,400	3,690,488
Xilinx, Inc.	96,300	2,814,849
	15,152,735

Equity Securities - Cont'd	Shares	Value
Electronics - Technology - 1.2%
Trimble Navigation Ltd.*	50,800	$1,717,548

Financial Data Processing Services - 3.9%
Checkfree Corp.*	60,900	2,482,284
Paychex, Inc.	101,400	3,327,948
	5,810,232

Financial Miscellaneous - 1.4%
H & R Block, Inc.	41,500	2,099,070

Healthcare Facilities - 3.2%
Health Management Associates, Inc.	177,500	4,646,950

Healthcare Services - 3.0%
Omnicare, Inc.	93,400	3,311,030
WellPoint, Inc.*	9,100	1,140,685
	4,451,715

Identify Control & Filter Devices - 1.6%
Waters Corp.*	66,700	2,387,193

Insurance - Multi-Line - 1.9%
Willis Group Holdings Ltd.	74,900	2,761,563

Investment Management Companies - 1.8%
T. Rowe Price Group, Inc.	44,200	2,624,596

Jewelry Watches & Gems - 1.1%
Fossil, Inc.*	60,550	1,569,759

Machinery - Oil Well Equipment & Services - 4.5%
Grant Prideco, Inc.*	94,900	2,292,784
Noble Corp.	34,100	1,916,761
Smith International, Inc.	39,100	2,452,743
	6,662,288

Medical & Dental - Instruments & Supplies - 5.1%
Biomet, Inc.	65,100	2,363,130
St. Jude Medical, Inc.*	79,200	2,851,200
Wright Medical Group, Inc.*	97,300	2,335,200
	7,549,530

Production Technology Equipment - 3.2%
Lam Research Corp.*	81,800	2,360,748
Novellus Systems, Inc.*	85,500	2,285,415
	4,646,163

Recreational Vehicles & Boats - 2.5%
Harley-Davidson, Inc.	62,900	3,633,104

Equity Securities - Cont'd	Shares	Value
Restaurants - 4.3%
Cheesecake Factory, Inc.*	131,700	$4,668,765
Panera Bread Co.*	30,600	1,729,818
	6,398,583

Retail - 15.2%
Advance Auto Parts, Inc.*	59,900	3,021,955
Chico's FAS, Inc.*	81,000	2,289,060
Fastenal Co.	25,100	1,388,281
Guitar Center, Inc.*	26,400	1,447,512
PETsMART, Inc.	151,000	4,341,250
Ross Stores, Inc.	79,700	2,322,458
Staples, Inc.	117,300	3,686,739
Williams-Sonoma, Inc.*	106,200	3,902,850
	22,400,105

Securities Brokers & Services - 2.5%
Legg Mason, Inc.	46,650	3,645,231

Soaps & Household Chemicals - 1.3%
Church & Dwight, Inc.	52,950	1,878,136

Utilities - Telecommunications - 3.4%
Nextel Partners, Inc.*	226,200	4,967,352

Total Equity Securities (Cost $125,998,296)		143,851,529

	Principal
High Social Impact Investments - 0.5%	Amount
Calvert Social Investment Foundation Notes, 2.17%, 7/1/05 (b)(i)(r)	$700,000	691,565

Total High Social Impact Investments (Cost $700,000)		691,565

U.S. Government Agencies
and Instrumentalities - 2.8%
Federal Home Loan Bank Discount Notes, 4/1/05	4,200,000	4,200,000

Total U.S. Government Agencies
and Instrumentalities (Cost $4,200,000)		4,200,000

TOTAL INVESTMENTS (Cost $130,898,296) - 101.1%		148,743,094
Other assets and liabilities, net - (1.1%)		(1,647,963)
Net Assets - 100%		$147,095,131

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for Class A,
Class B, Class C and Class I combined:
Class A: shares outstanding 4,910,253		$117,693,897
Class B: shares outstanding 801,125		20,211,085
Class C: shares outstanding 666,237		14,835,288
Class I: shares outstanding 51,359		1,002,294
Undistributed net investment income (loss)		(1,089,070)
Accumulated net realized gain (loss) on investments		(23,403,161)
Net unrealized appreciation (depreciation) on investments		17,844,798

Net Assets		$147,095,131

Net Asset Value Per Share
Class A (based on net assets of $114,420,398)		$23.30
Class B (based on net assets of $17,416,140)		$21.74
Class C (based on net assets of $14,042,892)		$21.08
Class I (based on net assets of $1,215,701)		$23.67

* Non income producing security.

(b) This security was valued by the Board of Directors, see Note A.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(r) Restricted securities represent 0.5% of net assets of the Fund.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes,
2.17%, 7/1/05	7/1/02	$700,000

Statement of Operations
Six Months Ended March 31, 2005

Net Investment Income
Investment Income:
Dividend income	$262,367
Interest income	35,154
Total investment income	297,521

Expenses:
Investment advisory fee	483,317
Transfer agency fees and expenses	260,826
Administrative Services fees	184,889
Distribution Plan expenses:
Class A	202,733
Class B	88,581
Class C	69,070
Directors' fees and expenses	15,137
Custodian fees	10,379
Registration fees	16,402
Reports to shareholders	37,554
Professional fees	14,361
Miscellaneous	10,050
Total expenses	1,393,299
Reimbursement from Advisor:
Class I	(1,502)
Fees paid indirectly	(5,206)
Net expenses	1,386,591

Net Investment Income (Loss)	(1,089,070)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	6,729,926
Change in unrealized appreciation or (depreciation)	5,436,899

Net Realized and Unrealized Gain
(Loss) on Investments	12,166,825

Increase (Decrease) in Net Assets
Resulting From Operations	$11,077,755

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($1,089,070)	($2,328,248)
Net realized gain (loss)	6,729,926	13,495,753
Change in unrealized appreciation
or (depreciation)	5,436,899	79,524

Increase (Decrease) in Net Assets
Resulting From Operations	11,077,755	11,247,029

Capital share transactions:
Shares sold:
Class A Shares	7,496,212	22,192,237
Class B Shares	857,834	2,850,356
Class C Shares	1,441,450	3,508,998
Class I Shares	877,320	457,453
Redemption fees:
Class A Shares	199	1,023
Shares redeemed:
Class A Shares	(13,338,722)	(24,735,459)
Class B Shares	(1,629,556)	(2,220,220)
Class C Shares	(1,283,947)	(2,333,309)
Class I Shares	(727,763)	(100,014)
Total capital share transactions	(6,306,973)	(378,935)

Total Increase (Decrease) in Net Assets	4,770,782	10,868,094

Net Assets
Beginning of period	142,324,349	131,456,255
End of period (including net investment loss
of $1,089,070 and $0, respectively)	$147,095,131	$142,324,349

Capital Share Activity
Shares sold:
Class A Shares	325,543	1,001,764
Class B Shares	39,867	135,911
Class C Shares	69,144	174,706
Class I Shares	37,697	21,660
Shares redeemed:
Class A Shares	(578,583)	(1,129,985)
Class B Shares	(75,644)	(107,809)
Class C Shares	(61,263)	(116,691)
Class I Shares	(30,035)	(4,573)
Total capital share activity	(273,274)	(25,017)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2005, securities valued at $691,565, or 0.5% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Under the terms of the agreement, $82,354 was payable at period end. In addition, $49,835 was payable at period end for operating expenses paid by the Advisor during March 2005.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $31,528 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $61,567 was payable at period end.

The Distributor received $31,100 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $79,891 for the six months ended March 31, 2005. Under the terms of the agreement, $12,350 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board meeting attended. An additional retainer of $5,000 annually is paid to the Lead Independent Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $40,214,873 and $48,341,654, respectively.

The cost of investments owned at March 31, 2005 for federal income tax purposes was $131,032,063. Net unrealized appreciation aggregated $17,711,031, of which $22,847,217 related to appreciated securities and $5,136,186 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $29,931,944 at September 30, 2004 may be utilized to offset future capital gains until expiration in September 2011.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2005. For the six months ended March 31, 2005, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$7,438	2.59%	$964,108	November 2004

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$21.60	$19.82	$15.79
Income from investment operations
Net investment income (loss)	(.15)	(.32)	(.26)
Net realized and unrealized gain (loss)	1.85	2.10	4.29
Total from investment operations	1.70	1.78	4.03
Total increase (decrease) in net asset value	1.70	1.78	4.03
Net asset value, ending	$23.30	$21.60	$19.82
Total return*	7.87%	8.98%	25.52%
Ratios to average net assets: A
Net investment income (loss)	(1.29%) (a)	(1.41%)	(1.48%)
Total expenses	1.70% (a)	1.73%	1.82%
Expenses before offsets	1.70% (a)	1.73%	1.82%
Net expenses	1.69% (a)	1.72%	1.81%
Portfolio turnover	28%	101%	170%
Net assets, ending (in thousands)	$114,420	$111,520	$104,878

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$19.35	$36.34	$25.88
Income from investment operations
Net investment income (loss)	(.29)	(.14)	(.32)
Net realized and unrealized gain	(3.26)	(11.61)	11.29
Total from investment operations	(3.55)	(11.75)	10.97
Distributions from
Net realized gain	(.01)	(5.24)	(0.51)
Total distributions	(.01)	(5.24)	(0.51)
Total increase (decrease) in net asset value	(3.56)	(16.99)	10.46
Net asset value, ending	$15.79	$19.35	$36.34

Total return*	(18.36%)	(36.60%)	42.91%
Ratios to average net assets: A
Net investment income (loss)	(1.47%)	(1.18%)	(1.12%)
Total expenses	1.74%	1.69%	1.67%
Expenses before offsets	1.74%	1.69%	1.67%
Net expenses	1.73%	1.64%	1.54%
Portfolio turnover	93%	71%	116%
Net assets, ending (in thousands)	$83,643	$105,151	$141,639

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$20.24	$18.73	$15.07
Income from investment operations
Net investment income (loss)	(.24)	(.48)	(.39)
Net realized and unrealized gain (loss)	1.74	1.99	4.05
Total from investment operations	1.50	1.51	3.66
Total increase (decrease) in net asset value	1.50	1.51	3.66
Net asset value, ending	$21.74	$20.24	$18.73
Total return*	7.41%	8.06%	24.29%
Ratios to average net assets: A
Net investment income (loss)	(2.16%) (a)	(2.28%)	(2.45%)
Total expenses	2.56% (a)	2.60%	2.79%
Expenses before offsets	2.56% (a)	2.60%	2.79%
Net expenses	2.56% (a)	2.59%	2.78%
Portfolio turnover	28%	101%	170%
Net assets, ending (in thousands)	$17,416	$16,936	$15,152

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$18.64	$35.47	$25.46
Income from investment operations
Net investment income (loss)	(.44)	(.24)	(.52)
Net realized and unrealized gain (loss)	(3.12)	(11.35)	11.04
Total from investment operations	(3.56)	(11.59)	10.52
Distributions from
Net realized gain	(.01)	(5.24)	(.51)
Total distributions	(.01)	(5.24)	(.51)
Total increase (decrease) in net asset value	(3.57)	(16.83)	10.01
Net asset value, ending	$15.07	$18.64	$35.47

Total return*	(19.11%)	(37.12%)	41.84%
Ratios to average net assets: A
Net investment income (loss)	(2.38%)	(2.04%)	(1.88%)
Total expenses	2.65%	2.56%	2.49%
Expenses before offsets	2.65%	2.56%	2.49%
Net expenses	2.64%	2.50%	2.30%
Portfolio turnover	93%	71%	116%
Net assets, ending (in thousands)	$11,534	$13,914	$16,435

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$19.62	$18.15	$14.59
Income from investment operations
Net investment income (loss)	(.22)	(.43)	(.37)
Net realized and unrealized gain (loss)	1.68	1.90	3.93
Total from investment operations	1.46	1.47	3.56
Total increase (decrease) in net asset value	1.46	1.47	3.56
Net asset value, ending	$21.08	$19.62	$18.15
Total return*	7.44%	8.10%	24.40%
Ratios to average net assets: A
Net investment income (loss)	(2.11%) (a)	(2.23%)	(2.35%)
Total expenses	2.52% (a)	2.55%	2.69%
Expenses before offsets	2.52% (a)	2.55%	2.69%
Net expenses	2.51% (a)	2.54%	2.68%
Portfolio turnover	28%	101%	170%
Net assets, ending (in thousands)	$14,043	$12,914	$10,896

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$18.02	$34.48	$24.76
Income from investment operations
Net investment income (loss)	(.42)	(.22)	(.50)
Net realized and unrealized gain	(3.00)	(11.00)	10.73
Total from investment operations	(3.42)	(11.22)	10.23
Distributions from
Net realized gain	(.01)	(5.24)	(.51)
Total distributions	(.01)	(5.24)	(.51)
Total increase (decrease) in net asset value	(3.43)	(16.46)	9.72
Net asset value, ending	$14.59	$18.02	$34.48

Total return*	(18.99%)	(37.11%)	41.91%
Ratios to average net assets: A
Net investment income (loss)	(2.32%)	(1.98%)	(1.87%)
Total expenses	2.59%	2.49%	2.47%
Expenses before offsets	2.59%	2.49%	2.47%
Net expenses	2.58%	2.44%	2.29%
Portfolio turnover	93%	71%	116%
Net assets, ending (in thousands)	$8,365	$9,757	$13,769

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2005	2004	2003###
Net asset value, beginning	$21.85	$19.88	$18.79
Income from investment operations
Net investment income (loss)	(.06)	(.09)	(.03)
Net realized and unrealized gain (loss)	1.88	2.06	1.12
Total from investment operations	1.82	1.97	1.09
Total increase (decrease) in net asset value	1.82	1.97	1.09
Net asset value, ending	$23.67	$21.85	$19.88
Total return*	8.33%	9.91%	5.80%
Ratios to average net assets: A
Net investment income (loss)	(0.46%) (a)	(0.54%)	(0.50%) (a)
Total expenses	1.09% (a)	1.23%	1.23% (a)
Expenses before offsets	.87% (a)	.86%	.87% (a)
Net expenses	.86% (a)	.86%	.86% (a)
Portfolio turnover	28%	101%	66%
Net assets, ending (in thousands)	$1,216	$955	$529

		Periods Ended
	January 18,	September 30,	September 30,
Class I Shares	2002##	2001	2000
Net asset value, beginning	$20.84	$36.84	$25.99
Income from investment operations
Net investment income (loss)	(.05)	(.23)	(.12)
Net realized and unrealized gain (loss)	4.20	(10.53)	11.48
Total from investment operations	4.15	(10.76)	11.36
Distributions from
Net realized gain	(.01)	(5.24)	(.51)
Total distributions	(.01)	(5.24)	(.51)
Total increase (decrease) in net asset value	4.14	(16.00)	10.85
Net asset value, ending	$24.98	$20.84	$36.84

Total return*	19.92%	(34.61%)	44.25%
Ratios to average net assets: A
Net investment income (loss)	(0.64%) (a)	(0.67%)	(0.39%)
Total expenses	1,316.21%(a)	33.47%	1.20%
Expenses before offsets	.80% (a)	2.19%	.86%
Net expenses	.80% (a)	.80%	.80%
Portfolio turnover	9%	71%	116%
Net assets, ending (in thousands)	$0	$1	$108

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

## The last remaining shareholder in Class I redeemed on January 18, 2002.

### Class I shares resumed upon shareholder investment on June 3, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the Investment Subadvisory Agreement with respect to the Fund on December 8, 2004.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution" and use of "soft" dollars to pay for research and other services; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board of Directors also noted the Advisor's responsiveness to regulatory changes and industry developments that the mutual fund industry has recently experienced. The Directors considered the Advisor's efforts in marketing the Fund as well. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-, three- and five-year annualized periods ended June 30, 2004, the Fund underperformed its Lipper index. The Fund's performance was at the median of its peer group for the same one-year period and below the median for the three- and five-year periods. The Directors considered the Advisor's discussion of its plans to address the Fund's performance. Based upon their review, the Directors concluded that the Advisor was addressing the Fund's performance issue and retained confidence in the Advisor's overall capabilities to manage the Fund.

In considering the Fund's fees and expenses, the Board of Directors compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the independent report's expense highlights indicated that the Fund's advisory fee was at the median of its peer group. Further, the data indicated that total expenses were above the median of its peer group. The Board of Directors noted the Advisor's discussion addressing the level of Fund expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor pays the subadvisory fees out of the advisory fees the Advisor receives from the Fund. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current relatively small size and any potential future growth on its performance and expenses. Although the Fund's advisory fee currently does not have a breakpoint that reduces the fee rate on assets above specified levels, the Board noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered the Fund's performance during the one-, three- and five-year annualized periods ended June 30, 2004 as compared to the Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Directors' deliberations. For similar reasons, the Directors did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Fund and its shareholders.

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

Calvert INVESTMENTS THAT MAKE A DIFFERENCE (R)

March 31, 2005

Semi-Annual Report
Calvert World Values
International Equity Fund
An Ameritas Acacia Company

E-Delivery Sign-up -- details inside

Table of Contents

President's Letter
1

Social Update
3

Portfolio Management Discussion
4

Shareholder Expense Example
8

Statement of Net Assets
10

Statement of Operations
20

Statements of Changes in Net Assets
21

Notes to Financial Statements
23

Financial Highlights
29

Explanation of Financial Tables
33

Proxy Voting and Availability of Quarterly Portfolio Holdings
35

Basis for Board's Approval of Investment Advisory Contracts
35

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Dear Shareholder:

Over the six months ended March 31, 2005, the international and domestic markets generally moved forward, in step with economic expansion, growing corporate profitability, and a favorable response to last November's U.S. Presidential election. However, these positive factors were offset somewhat by growing investor concerns over rising interest rates, climbing energy prices, and record U.S. deficits--trends that are likely to present challenges for the markets in times ahead.

Overseas stocks (as measured by the MSCI EAFETM Index1) generally outperformed their U.S. counterparts, returning 15.25% versus 6.88% for the S&P 500 Index, boosted largely by currency exchange rates.

Calvert has always encouraged investors to diversify their portfolios to reduce risk, and we believe a transitional market like the one we're currently experiencing demonstrates the continued relevance and importance of a diversified portfolio. So we strongly recommend that investors work with their financial advisors to develop a sound asset allocation strategy and stick to it, rebalancing as necessary to maintain their chosen allocation target.

Your Investments

Calvert continues to strive toward our dual goals of favorable investment results and a positive impact on corporate conduct toward the environment, workplace, and society. On the investment side, we are very pleased that several Calvert funds have again been recognized during the year by the industry for their excellence, including awards from Standard & Poor's/BusinessWeek2 and USA Today.3 In addition, Barron's once again counted Calvert among "The Best Mutual Fund Families" in its February 7, 2005, issue.

A Long-Term Perspective

In managing our equity funds, Calvert uses a unique Double Diligence ™ research process with two integral components -- a rigorous review of financial performance and a thorough assessment of corporate integrity. We believe that companies which operate with integrity toward their employees, their communities, and the environment are better positioned for success. So we only invest in companies that meet standards for both components.

Calvert believes that this disciplined investment process -- which also emphasizes diversified portfolios -- will lead to lower risk and better long-term performance. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Working with a financial professional can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara Krumsiek
President and CEO
Calvert Group, Ltd.
April 2005

1. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index gained 15.25% during the six-month period ended March 31, 2005.

2. BusinessWeek, March 21, 2005. BusinessWeek evaluated funds for the best risk-adjusted total returns over the past five years. BusinessWeek considered funds open to new investors that had at least $100 million in assets, a minimum investment of no more than $26,000, and a fund manager at the helm of the portfolio for at least five years. S&P evaluated each fund's year-by-year returns for performance consistency. S&P also evaluated expenses, turnover, and investment management style.

3. USA Today, USA Today's 2005 Mutual Fund All-Stars," March 13, 2005. Using the Morningstar database, USA Today evaluated US stock funds for their risk-adjusted three- and five-year performance in their peer group category. The same manager had to have been at the helm of the fund for at least five years and the fund had to be open to new investors.

Social Update

Shareholder Activism

Calvert shareholder activism focuses on supporting good companies that can become even better at helping create a fair, sustainable society. Our current areas of activism are board diversity, executive compensation, and greenhouse-gas reduction, and for the six-month reporting period we're happy to report progress in all three:

n Three of 12 companies we've worked with have agreed to adopt the basic principles of Calvert's Model Nominating Committee Charter Language on Board Diversity. These principles help to ensure that women and minority candidates are routinely included in every director search.

n In the area of executive compensation, two of four other companies we've worked with, Xerox and Dollar General, agreed to our request for aligning executive compensation with social and financial performance.

n All four companies from which we requested additional greenhouse-gas disclosure responded positively.

Calvert began the 2004-2005 proxy season by filing 28 shareholder proposals. Although we are still early in the season, 13 resolutions have already been withdrawn because the companies have agreed to our requests.

We invite our own shareholders to visit www.calvert.com/sri.html to learn more about Calvert's advocacy programs.

Corporate Transparency

Calvert Group, Ltd. became the first U.S.-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum (Eurosif). These guidelines were designed for use by the responsible-investment sector to provide more disclosure and increased accountability to investors.

Portfolio Management Discussion

Thomas Hancock
of Grantham, Mayo, Van Otterloo

Performance

Calvert World Values International Equity Fund(R) Class A shares returned 13.86% in the six-month reporting period ended March 31, 2005, versus the benchmark Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index at 15.25%.

Investment Climate

Currencies rallied against the U.S. dollar, and commodity prices fell in late 2004, with global markets generally making strong advances. Early 2005 saw rising commodity prices and interest rates, weak economic news from outside the U.S., and a general sense that stock prices had outrun fundamentals, all of which took their toll globally, though less internationally than domestically.

The MSCI EAFE Index return for the reporting period was well ahead of the U.S. market, as measured by the S&P 500 Index (at 6.88%). Much of the gain enjoyed by U.S.-dollar investors came through currency appreciation. When stock prices are measured in their local currencies, the EAFE Index posted a healthy gain at 10.4% (versus the 15.25% return in U.S. dollars). Clearly, a weak U.S. dollar translated into higher returns for U.S.-based investors in foreign securities. Within developed markets, Japan lagged most other Asian and European markets. New and revised data show that the Japanese and German economies have both suffered two successive quarters of declining GDP (gross domestic product), meeting the traditional definition of a recession.

Emerging markets continued to outperform. The S&P/IFC Investable Composite Index (a common benchmark for emerging markets)1 was up 19.8% over the reporting period. Among other EAFE markets, Greece, Austria, Italy, and Norway led, while Ireland, Portugal, Hong Kong, and Singapore lagged.

Sector performance varied significantly during the period. Cyclical sectors like Materials, Industrials, and Financials performed well, but Consumer Staples, a defensive sector, did the best. Health Care, which was plagued by company-specific issues, and Technology were among the worst performers. In Health Care, drug safety questions raised by the Vioxx withdrawal spread to affect European pharmaceuticals, most significantly AstraZeneca (not a Fund holding).

Then Irish pharmaceutical Elan's stock collapsed in the wake of fatalities associated with its multiple sclerosis drug. (Elan was not a Fund holding.) Other pharmaceuticals performed somewhat better, but the sector still lagged as investor sentiment remained sour. Oil prices ran to new record levels, helping Energy stocks post solid returns. Smaller-capitalization stocks enjoyed their continued run of outperformance, in part due to a classic January effect. (That is, the historical tendency of small-cap stocks to outperform the market in the month of January, a phenomenon not yet explained but verified in a number of studies.) Value stocks also outperformed growth during the reporting period.

Portfolio Strategy

Most of the Fund's underperformance relative to the benchmark came from sector positions, particularly our overweight to Health Care stocks. Additionally, our underweights to Materials, Energy, and Consumer Staples contributed marginally to the shortfall. Offsetting these drags somewhat were underweight positions to Technology, which was the worst-performing sector in the market, and overweights to Utilities and Financials, which performed well.

Country allocation helped performance relative to the benchmark, largely due to the Fund's exposure to emerging markets. Allocations to South Africa, Indonesia, and Hungary in particular helped returns. Developed markets were somewhat less successful, with underweights to the strong markets of Australia, Spain, and France hurting returns. These lags were mitigated by positive contributions from overweights to Belgium and the Netherlands and an underweight position to Hong Kong.

Individual stock selection also helped relative returns. Some of the stocks that contributed positively were Invensys (the UK engineering group), Telecom Italia (Italian telephone company), Buhrmann (Dutch office equipment supplier), Volkswagen (German auto maker), and Aviva (UK insurance company). Also, despite the negative contribution from our having more in Health Care stocks than did the benchmark, stock selection among Health Care stocks was quite positive. Portfolio holdings Daiichi Pharmaceutical (Japanese pharmaceutical maker, at 33%) and Terumo Corp (Japanese medical equipment maker, at 29%) both posted solid returns for the reporting period. Our avoidance of troubled Elan Corp, which fell over 80% through the period, boosted benchmark-relative performance.

Detractors from performance included UCB Group (Belgian pharmaceutical company), Toyota Motor (Japanese auto maker), Ericsson (Swedish communications tech company), and Dixons (UK electronics retailer).

Currency allocation had minimal impact on Fund performance relative to the benchmark, although a weak U.S. dollar had a significant positive effect on absolute returns, contributing roughly 4.8% to the Fund's 13.86% return and the MSCI EAFE Index's 15.25% return.

Outlook

Globally, markets now trade at relatively high valuations. As a result, a third straight year of positive returns would be largely dependent on positive economic surprises. Fortunately, there is more opportunity for positive surprises outside the U.S., where expectations are lower, particularly in Germany and Japan. In addition, valuations abroad are not as high as in the U.S., and the potential exists for a return to a sliding U.S. dollar to boost returns to U.S.-based investors in foreign securities. Thus, while the case for an international equities bull market is not strong, the opportunity relative to U.S. equities looks good.

Within market sectors, value stocks are not attractively priced relative to growth stocks. Similarly, small-cap stocks have had a strong and successful run but may have become historically overpriced relative to large caps. If markets turn down, the more defensive, high-quality blue chip stocks are more likely to provide a refuge than are the traditional value stocks that did so well following the technology bubble's bursting. Unfortunately, those blue chips are not so cheap as to be a compelling relative opportunity, regardless of market environment. As a result, stock selection, more than style orientation, is likely to be the source of better performance going forward.

April 2005

1 Standard & Poors (S&P) uses data from International Finance Corporation (IFC) to construct this index, which comprises more than 1,100 securities in over 20 countries.

PORTFOLIO STATISTICS
MARCH 31, 2005
INVESTMENT PERFORMANCE
(total return at NAV)

	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/05	3/31/05
Class A	13.86%	11.31%
Class B	13.20%	10.10%
Class C	13.35%	10.38%
Class I	14.33%	12.27%
MSCI EAFE
Index GD	15.25%	15.49%
Lipper International
Multi-Cap Core
Funds Avg	13.94%	13.61%

TEN LARGEST STOCK HOLDINGS

	% OF NET ASSETS
GlaxoSmithKline plc	2.9%
ING Groep NV	2.6%
Toyota Motor Corp.	2.4%
ABN AMRO Holding NV	1.9%
Enel SpA	1.8%
Telecom Italia SpA	1.7%
BG Group plc	1.7%
HBOS plc	1.6%
Fortis SA/NV	1.5%
Aviva plc	1.5%
Total	19.6%

ASSET ALLOCATION

Stocks	92%
Bonds & Notes	1%
Cash & Cash Equivalents	7%
	100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

Source: Lipper Analytical Services, Inc.

PORTFOLIO STATISTICS
MARCH 31, 2005
AVERAGE ANNUAL TOTAL RETURNS
(with max. load)

CLASS A SHARES
One year	6.00%
Five year	(4.66%)
Ten year	4.54%

CLASS B SHARES
One year	5.10%
Five year	(5.15%)
Since inception	(0.36%)
(4/1/98)

CLASS C SHARES
One year	9.38%
Five year	(4.68%)
Ten year	4.01%

CLASS I SHARES
One year	12.27%
Five year	(2.88%)
Since inception	2.11%
(3/1/99)

PERFORMANCE COMPARISON

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

PORTFOLIO STATISTICS

COUNTRY ALLOCATION
% OF TOTAL INVESTMENTS
3/31/05
Argentina	0.2%
Australia	5.0%
Austria	0.3%
Belgium	3.3%
Brazil	1.0%
Canada	0.4%
Czech Republic	0.1%
Denmark	0.6%
Finland	1.1%
France	3.2%
Germany	5.5%
Hungary	0.1%
India	0.4%
Indonesia	0.4%
Ireland	0.7%
Israel	0.4%
Italy	4.0%
Japan	20.3%
Mexico	0.6%
Netherlands	7.4%
Norway	0.9%
Panama	0.0%
Philippines	0.3%
Poland	0.3%
Russia	0.2%
Singapore	1.3%
South Africa	1.2%
South Korea	1.1%
Spain	2.0%
Sweden	3.7%
Switzerland	2.5%
Taiwan	0.6%
Thailand	0.4%
Turkey	0.2%
United Kingdom	21.1%
United States	9.2%
100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 to March 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/04	3/31/05	10/1/04 - 3/31/05
Class A
Actual	$1,000.00	$1,138.60	$9.96
Hypothetical	$1,000.00	$1,015.62	$9.39
(5% return per
year before taxes)
Class B
Actual	$1,000.00	$1,132.70	$15.72
Hypothetical	$1,000.00	$1,010.19	$14.82
(5% return per
year before taxes)
Class C
Actual	$1,000.00	$1,133.40	$14.75
Hypothetical	$1,000.00	$1,011.11	$13.90
(5% return per
year before taxes)
Class I
Actual	$1,000.00	$1,143.30	$5.88
Hypothetical	$1,000.00	$1,019.45	$5.54
(5% return per
year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 1.87%, 2.96%, 2.77% and 1.10% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2005

Equity Securities - 91.0%	Shares	Value
Argentina - 0.2%
Grupo Financiero Galicia SA, Class B (ADR)	39,900	$300,846
IRSA Inversiones y Representaciones SA (GDR)*	8,200	102,910
Telecom Argentina SA, Class B (ADR)*	19,400	237,844
		641,600

Australia - 5.0%
Amcor Ltd.	181,263	1,002,908
AMP Ltd.	299,034	1,636,035
Australia & New Zealand Banking Group Ltd.	202,347	3,224,217
Australian Gas & Light Co. Ltd.	121,179	1,329,703
Lend Lease Corp Ltd.	87,756	854,449
National Australia Bank Ltd.	173,465	3,800,177
Telstra Corp. Ltd.	807,259	3,175,189
Westfield Group Ltd.	206,833	2,587,650
		17,610,328

Austria - 0.3%
Mayr-Melnhof Karton AG	6,894	1,096,376

Belgium - 3.2%
Colruyt SA	3,497	543,261
Dexia	85,478	2,033,979
Fortis SA/NV	190,500	5,429,736
UCB SA	72,027	3,486,658
		11,493,634

Brazil - 1.0%
Banco Itau Holding Financiera SA (ADR)	11,300	916,995
Gerdau SA (ADR)	43,040	710,160
Tele Centro Oeste Celular Participacoes SA (ADR)	43,500	431,085
Tele Norte Leste Participacoes SA (ADR)	30,900	478,023
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	26,400	907,632
		3,443,895

Canada - 0.3%
Royal Bank of Canada	20,600	1,252,706

Czech Republic - 0.1%
Ceske Radiokomunikace AS (GDR)*	16,100	259,969
Cesky Telecom AS (GDR)	12,100	226,875
		486,844

Denmark - 0.6%
Novo-Nordisk A/S	40,550	2,258,561

Equity Securities - Cont'd	Shares	Value
Finland - 1.1%
Kesko Oyj	18,300	$470,339
Nokia Oyj	135,650	2,103,812
Rautaruukki Oyj	95,800	1,289,493
		3,863,644

France - 3.2%
BNP Paribas SA	30,534	2,163,864
Carrefour SA	20,063	1,065,123
France Telecom SA	92,910	2,783,111
Havas SA	304,426	1,776,439
Peugeot SA	33,678	2,140,798
Societe Generale Groupe	14,543	1,511,519
		11,440,854

Germany - 5.4%
Adidas - Salomon AG	19,219	3,050,979
Altana AG	39,078	2,485,578
Celesio AG	29,863	2,442,376
Deutsche Bank AG	13,293	1,147,168
Schering AG	71,063	4,714,440
Volkswagen AG:
Non-Voting Preferred	63,203	2,280,084
Ordinary	64,976	3,093,939
		19,214,564

Hungary - 0.1%
OTP Bank Rt (GDR)	4,100	282,080

India - 0.4%
Bajaj Auto Ltd. (GDR)	6,275	152,984
GAIL India Ltd. (GDR)	6,500	192,400
ICICI Bank Ltd. (ADR)	26,880	556,954
Satyam Computer Services Ltd. (ADR)	17,600	411,136
		1,313,474

Indonesia - 0.4%
PT Bank Mandiri Tbk	3,474,000	627,301
PT Indonesian Satellite Corp. Tbk	864,000	444,773
PT Unilever Indonesia Tbk	611,000	246,787
		1,318,861

Ireland - 0.7%
Allied Irish Banks plc	70,069	1,467,420
Bank of Ireland	71,627	1,128,520
		2,595,940

Israel - 0.4%
Check Point Software Technologies Ltd.*	19,000	413,060
Taro Pharmaceuticals Industries Ltd.*	18,900	596,484
Teva Pharmaceutical Industries Ltd. (ADR)	17,700	548,700
		1,558,244
Equity Securities - Cont'd	Shares	Value
Italy - 3.9%
Enel SpA	681,185	$6,518,948
Parmalat Finanziaria SpA (b)*	883,096	12
Riunione Adriatica di Sicurta SpA	59,812	1,407,735
Telecom Italia SpA	1,941,469	6,073,707
		14,000,402

Japan - 20.2%
Acom Co. Ltd.	26,962	1,823,031
Alps Electric Co. Ltd.	62,000	987,027
Chiba Bank Ltd.	233,000	1,508,062
Daiichi Pharmaceutical Co. Ltd.	139,300	3,260,835
Denso Corp.	117,000	2,913,406
East Japan Railway Co.	225	1,208,673
Eisai Co Ltd.	97,300	3,303,073
Fanuc Ltd.	31,500	1,971,229
Furukawa Electric Co. Ltd.	541,000	2,477,323
Kao Corp.	116,000	2,666,729
Kawasaki Kisen Kaisha Ltd.	187,000	1,290,557
Kikkoman Corp.	220,000	2,205,642
Komatsu Ltd.	278,000	2,089,699
Kyocera Corp.	23,900	1,705,153
Mazda Motor Corp.	563,067	1,921,963
Mitsubishi Chemical Corp.	290,000	924,971
Mitsui OSK Lines Ltd.	271,000	1,741,376
Mitsui Trust Holdings, Inc.	154,000	1,531,024
Mizuho Financial Group, Inc.	386	1,825,153
Nippon Express Co. Ltd.	249,000	1,309,732
Nippon Steel Corp.	647,000	1,635,225
Ono Pharmaceutical Co. Ltd.	36,100	1,882,014
Osaka Gas Co. Ltd.	1,076,000	3,311,541
Shizuoka Bank Ltd.	126,000	1,272,632
Sompo Japan Insurance, Inc.	43,000	448,748
Sumitomo Electric Industries Ltd.	147,000	1,564,253
Taiyo Nippon Sanso Corp.	140,000	819,958
Takefuji Corp.	22,530	1,517,059
Teijin Ltd.	415,000	1,772,628
Terumo Corp.	110,300	3,322,630
Tokyo Gas Co. Ltd	382,000	1,539,044
Toyo Seikan Kaisha Ltd.	73,100	1,357,352
Toyota Motor Corp.	224,000	8,335,370
Trend Micro, Inc.	40,500	1,741,245
Ube Industries Ltd.	311,000	640,998
Yamato Transport Co. Ltd.	111,000	1,588,007
		71,413,362

Mexico - 0.6%
America Movil, SA de CV (ADR)	12,700	655,320
Cemex, SA de CV (ADR)	23,778	861,953
Empresas ESM, SA de CV(a)(b)(i)*	2,989	50,000
Telefonos de Mexico, SA de CV (ADR)	18,900	652,617
		2,219,890

Equity Securities - Cont'd	Shares	Value
Netherlands - 7.4%
ABN AMRO Holding NV	271,533	$6,739,390
Aegon NV	207,191	2,796,905
Buhrmann NV	203,694	2,060,293
Hagemeyer NV	684,299	1,739,234
ING Groep NV CVA	306,741	9,267,953
Royal KPN NV	219,196	1,961,272
TPG NV	52,068	1,482,045
		26,047,092
Norway - 0.9%
DNB NOR ASA	308,830	3,150,830

Panama - 0.0%
ProFund International SA:
Common (b)(i)*	2,500	-
Preferred (b)(i)*	104,767	40,344
		40,344

Philippines - 0.3%
Equitable PCI Bank*	277,000	237,660
First Philippine Holding Corp.	203,000	190,845
Globe Telecom, Inc.	38,068	611,534
		1,040,039

Poland - 0.3%
Bank Pekao SA (GDR)	10,200	448,800
Telekomunikacja Polska SA (GDR)	95,800	646,650
Telekomunikacja Polska SA (GDR) (e)	17,000	114,750
		1,210,200

Russia - 0.2%
VimpelCom (ADR)*	20,300	698,726

Singapore - 1.3%
DBS Group Holdings Ltd.	168,000	1,516,172
Singapore Telecommunications Ltd.	1,941,000	3,033,180
		4,549,352

South Africa - 1.2%
Alexander Forbes Ltd.	161,800	296,547
Bidbee Ltd.*	7,614	59,002
BIDVest Group Ltd.:
Common	35,085	399,360
Warrants (strike price 6,000 ZAR/share, expires 12/8/06)*	3,045	7,833
Community Growth Fund	894,098	576,923
Investec Ltd.	14,387	411,718
Nedcor Ltd.	44,164	533,944
Pick'n Pay Holdings Ltd.	61,200	106,264
Pick'n Pay Stores Ltd.	65,600	237,826
Spar Group Ltd.*	33,000	127,331
Telkom South Africa Ltd.	25,197	435,276
Tiger Brands Ltd.	36,000	572,412
VenFin Ltd.	91,600	404,984
		4,169,420
Equity Securities - Cont'd	Shares	Value
South Korea - 1.1%
Kookmin Bank (ADR)	29,200	$1,303,780
KT Corp. (ADR)	59,791	1,274,146
SK Telecom Co. Ltd. (ADR)	69,719	1,374,859
		3,952,785

Spain - 2.0%
Amadeus Global Travel Distribution SA	154,498	1,458,513
Banco Bilbao Vizcaya Argentaria SA	158,627	2,583,586
Gas Natural SDG SA	110,949	3,191,104
		7,233,203

Sweden - 3.7%
Hennes & Mauritz AB	153,700	5,286,085
Holmen AB	25,100	790,420
Nordea Bank AB	333,000	3,369,801
Sandvik AB	38,800	1,614,481
TeliaSonera AB	320,500	1,905,160
		12,965,947

Switzerland - 2.5%
Givaudan AG	2,541	1,632,361
Swisscom AG	11,273	4,134,848
Zurich Financial Services Group AG	17,419	3,058,342
		8,825,551

Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	238,542	2,022,836

Thailand - 0.4%
Bangkok Bank PCL (NVDR)	52,300	135,028
Bangkok Dusit Medical Service PCL	19,000	7,188
Charoen Pokphand Foods PCL	1,942,000	199,561
Electricity Generating PCL	166,700	298,287
Kiatnakin Finance PCL	245,000	191,015
Land & Houses PCL (NVDR)	937,900	202,588
National Finance PCL, Common	771,500	295,821
		1,329,488

Turkey - 0.2%
Turkcell Iletisim Hizmet AS (ADR)	33,984	580,447

United Kingdom - 21.0%
Aviva plc	447,072	5,361,274
BAA plc	124,082	1,367,308
Barclays plc	285,204	2,913,867
Barratt Developments plc	217,113	2,704,067
BG Group plc	755,837	5,870,173
Boots Group plc	192,131	2,262,303
BT Group plc	860,768	3,340,525
Bunzl plc	100,075	977,086
Cadbury Schweppes plc	410,964	4,117,238
Centrica plc	579,728	2,526,288
Dixons Group plc	720,418	2,078,177

Equity Securities - Cont'd	Shares	Value
United Kingdom - Cont'd
George Wimpey plc	206,523	$1,716,081
GlaxoSmithKline plc	453,382	10,385,846
HBOS plc	373,401	5,817,632
Imperial Chemical Industries plc	214,789	1,085,057
Invensys plc*	5,965,367	1,746,167
J Sainsbury plc	178,986	977,708
Johnson Matthey plc	49,539	925,253
Next plc	99,358	2,987,189
Northern Foods plc	812,372	2,366,448
Old Mutual plc.	139,000	351,746
Scottish & Southern Energy plc	292,941	4,876,624
Scottish Power plc	327,130	2,526,740
United Utilities plc	236,459	2,817,747
Wolseley plc	110,613	2,314,530
		74,413,074
United States - 0.8%
Distributed Energy Systems Corp.:
Common Stock *	402,000	1,366,800
Contingent Deferred Distribution:
Cash Tranche 2 (b)(i)*	44,584	37,463
Stock Tranche 2 (b)(i)*	6,242	16,608
Warrants (strike price $2.80/share, expires 12/17/06):
Tranche 1 (b)(i)*	23,587	14,152
Tranche 2 (b)(i)*	70,759	42,455
Evergreen Solar, Inc.*	2,100	14,847
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Stock Warrants
(strike price $1.00/share, exp. 10/1/13) (b)(i)*	27,025	-
Series A, Preferred (b)(i)*	69,033	100,597
Series A, Preferred, Warrants
(strike price $1.00/share, expires 1/1/12) (b)(i)*	1,104	-
Series B, Preferred (b)(i)*	161,759	161,759
Mayer Laboratories, Inc. Warrants
(strike price $6.50/share, expires 12/31/07) (b)(i)*	11,538	-
Powerspan Corp.:
Series A, Preferred (b)(i)*	45,455	140,136
Series B, Preferred (b)(i)*	20,000	73,964
Series C, Preferred (b)(i)*	239,566	299,457
Series C, Preferred, Warrants
(strike price $1.14/share, expires 6/30/08) (b)(i)*	198	22
RF Technology, Inc.:
Series A, Preferred (b)(i)*	53,844	1
Series A, Preferred, Warrants
(strike price $0.01/share, expires 12/31/05) (b)(i)*	15,384	-
ShoreCap International Ltd. (b)(i)*	320,565	320,565
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	44,699	68,314
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants
(strike price $1.53/share, expires 10/20/05) (b)(i)*	32,726	-
Wellspring International, Inc.:
Series A Preferred (b)(i)*	129,032	-
Equity Securities - Cont'd	Shares	Value
United States - Cont'd
Series B, Preferred (b)(i)*	108,267	$ -
Series C Preferred (b)(i)*	277,778	-
Series D Preferred (b)(i)*	380,953	-
Series E Preferred (b)(i)*	1,084,840	1
Common Warrants:
(strike price $0.01/share, exp. 8/15/12) (b)(i)*	23,148	-
(strike price $0.01/share, exp. 12/24/13) (b)(i)*	190,477	-
(strike price $0.01/share, exp. 2/10/14) (b)(i)*	42,295	-
		2,688,191

Total Equity Securities (Cost $279,284,924)		322,422,784

	Adjusted
Limited Partnership Interest - 0.3%	Basis
SAM Sustainability Private Equity Fund (b)(i)*	$727,184	487,656
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	648,592	502,444
SEAF India International Growth Fund LLC (b)(i)*	50,000	50,000
Terra Capital Investments, Inc. (b)(i)*	404,488	1

Total Limited Partnership Interest (Cost $1,830,264)		1,040,101

	Principal
Corporate Notes - 0.0%	Amount	Value
Mayer Laboratories, Inc., 6.00%, 12/31/06 (b)(i)	109,000	27,250

Total Corporate Notes (Cost $109,000)		27,250

High Social Impact Investments - 1.0%
Calvert Social Investment Foundation Notes,
2.17%, 7/1/05 (b)(i)(r)	3,738,819	3,693,766

Total High Social Impact Investments (Cost $3,738,819)		3,693,766

Certificates of Deposit - 0.1%
Self Help Credit Union, 3.37%, 2/23/06 (b)(k)	100,000	99,920
South Shore Bank, 3.10%, 3/15/06 (b)(k)	100,000	99,831

Total Certificates of Deposit (Cost $200,000)		199,751

U.S. Government Agencies
and Instrumentalities - 6.6%	Value
Federal Home Loan Bank Discount Notes, 4/1/05	23,400,000	23,400,000

Total U.S. Government Agencies and Instrumentalities
(Cost $23,400,000)		23,400,000

	Principal
U.S. Treasury Obligations - 0.4%	Amount	Value
United States Treasury Bills, 8/25/05 (l)	$1,375,000	$1,359,053

Total U.S. Treasury Obligations (Cost $1,359,053)		1,359,053

Total Investments (Cost $309,922,061) - 99.4%		352,142,705
Other assets and liabilities, net - 0.6%		2,126,503
Net Assets - 100%		$354,269,208

Net Assets Consist of
Paid in capital applicable to the following shares outstanding of common stock with 250,000,000 shares of $0.01 par value share authorized.
Class A: 13,916,525 shares outstanding		$233,204,148
Class B: 722,212 shares outstanding		13,032,935
Class C: 1,169,073 shares outstanding		19,740,226
Class I: 3,078,242 shares outstanding		62,001,541
Undistributed net investment income		61,003
Accumulated net realized gain (loss) on investments		(15,738,110)
Net unrealized appreciation (depreciation) on investments		41,967,465

Net Assets		$354,269,208

Net Asset Value per Share
Class A (based on net assets of $261,461,082)		$18.79
Class B (based on net assets of $12,511,934)		$17.32
Class C (based on net assets of $19,761,520)		$16.90
Class I (based on net assets of $60,534,672)		$19.67

Abbreviations:

ADR: American Depository Receipt	LP: Limited Partnership
CVA: Certificaten Van Aandelen	NVDR: Non-Voting Depository Receipt
GDR: Global Depository Receipt	ZAR: South African Rand
LLC: Limited Liability Corporation

* Non-income producing security.

(a) Affiliated company.

(b) This security was valued by the Board of Directors. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i) Restricted securities represent 1.7% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(l) Collateral for futures contracts.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate period end.

See notes to financial statements.

Forward Foreign Currency Contracts, Open at March 31, 2005

Contracts to						Unrealized
Receive/ Deliver		In Exchange For		Settlement	Contract	Appreciation/
				Date	Value	Depreciation
Purchases					(US$)	(US$)
British Pound	896,152	US Dollars	$1,695,483	27-May-05	$1,687,352	($8,131)
Euro	3,692,621	US Dollars	4,828,442	27-May-05	4,795,225	(33,217)
Euro	3,692,621	US Dollars	4,832,334	27-May-05	4,795,225	(37,109)
Euro	3,791,326	US Dollars	4,997,744	27-May-05	4,923,401	(74,343)
Hong Kong Dollar	3,900,000	US Dollars	500,992	27-May-05	500,346	(646)
Japanese Yen	249,888,000	US Dollars	2,414,797	27-May-05	2,341,801	(72,996)
Swiss Franc	4,335,905	US Dollars	3,672,472	27-May-05	3,640,009	(32,463)
Swiss Franc	4,335,905	US Dollars	3,678,654	27-May-05	3,640,009	(38,645)
Swiss Franc	4,335,905	US Dollars	3,681,672	27-May-05	3,640,009	(41,663)
Swiss Franc	3,068,000	US Dollars	2,654,062	27-May-05	2,575,598	(78,464)
			Total Purchases			($417,677)
Sales
British Pound	269,396	US Dollars	$497,146	27-May-05	$507,243	($10,097)
British Pound	2,399,586	US Dollars	4,520,100	27-May-05	4,518,148	1,952
British Pound	2,399,586	US Dollars	4,517,141	27-May-05	4,518,148	(1,007)
British Pound	1,361,257	US Dollars	2,615,777	27-May-05	2,563,091	52,686
Euro	2,235,136	US Dollars	3,004,519	27-May-05	2,902,540	101,979
Hong Kong Dollar	5,459,930	US Dollars	701,890	27-May-05	700,476	1,414
Japanese Yen	1,629,571	US Dollars	15,553	27-May-05	15,271	282
Japanese Yen	1,629,571	US Dollars	15,552	27-May-05	15,271	281
Japanese Yen	1,629,571	US Dollars	15,537	27-May-05	15,271	266
Japanese Yen	1,629,571	US Dollars	15,539	27-May-05	15,271	268
Japanese Yen	1,629,571	US Dollars	15,537	27-May-05	15,271	266
Japanese Yen	1,629,571	US Dollars	15,556	27-May-05	15,271	285
Japanese Yen	1,629,571	US Dollars	15,535	27-May-05	15,271	264
Swedish Krona	1,061,350	US Dollars	152,644	27-May-05	150,450	2,194
				Total Sales		$151,033
		Total Net Unrealized Appreciation				($266,644)

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures*	Contracts	Date	at Value	(Depreciation)
Purchased:
CAC 40 Index	76	04/05	$4,026,004	$14,767
FTSE 100 Index	29	06/05	2,691,971	(24,498)
S&P/MIB Index	5	06/05	1,035,106	22,553
Topix Index	27	06/05	2,979,943	(35,340)
DAX Index	73	06/05	10,347,245	(55,222)
Total Purchased				($77,740)

Sold:
SFE SPI 200 Equity Index	53	06/05	$4,229,984	$130,991
Total Sold				$130,991

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 2.17%, 7/1/05	07/01/02 - 01/21/03	$3,738,819
Distributed Energy Systems Corp.:
Contingent Deferred Distribution:
Cash Tranche 2	01/06/04	44,584
Stock Tranche 2	01/06/04	17,415
Warrants (strike price $2.80/share, expires 12/17/06):	01/06/04	--
Tranche 1	01/06/04	--
Tranche 2	01/06/04	--
Empresas ESM, SA de CV	10/25/01 - 10/29/02	350,000
H2Gen Innovations, Inc.:
Common Stock	11/04/2004	--
Common Warrants (strike price $1.00/share, exp. 10/1/13)	11/04/2004	--
Series A, Preferred	11/04/2004	251,496
Series A, Preferred Warrants
(strike price $1.00/share, expires 1/1/12)	11/04/2004	--
Series B, Preferred	10/21/04-10/27/04	161,759
Mayer Laboratories, Inc.:
Note, 6.00% 12/31/06	12/31/1996	109,000
Warrants (strike price $6.50/share, expires 12/31/07)	01/21/03	--
Powerspan Corp.:
Series A, Preferred	08/20/1997	250,000
Series B, Preferred	10/05/99	200,000
Series C, Preferred	12/21/2004	273,105
Series C, Preferred Warrants
(strike price $1.14/share, expires 6/30/08)	12/21/2004	--
ProFund International SA:
Common	08/29/95 - 05/25/99	2,500
Preferred	7/10/96 - 09/08/03	104,766
RF Technology, Inc.:
Series A, Preferred	07/16/99 - 03/23/01	299,990
Series A Preferred Warrants
(strike price $0.01/share, expires 12/31/05)	12/09/2004	--
SAM Sustainability Private Equity Fund, LP	07/19/01 - 2/22/05	727,183
SEAF Central And Eastern Europe Growth Fund LLC, LP	08/10/00 - 09/20/04	648,592
SEAF India International Growth Fund LLC, LP	03/22/2005	50,000
ShoreCap International Ltd	08/12/04-12/20/04	320,565
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred	04/22/03 - 05/08/03	68,314
Series 1-B, Convertible Preferred	06/10/2003	250,000
Series 1-B, Preferred Warrants
(strike price $1.53/share, expires 10/20/05)	06/10/2003	--
Terra Capital Investments, Inc., LP	11/23/98 - 11/13/03	404,488
Wellspring International, Inc.:
Series A Preferred	03/23/2000	200,000
Series B Preferred	11/28/00 - 06/22/01	274,997
Series C Preferred	10/30/02 - 11/22/02	150,000
Series D Preferred	02/10/2004	114,286
Series E Preferred	10/26/2004	155132
Common Warrants:
(strike price $0.01/share, exp. 8/15/12)	08/16/02	11,900
(strike price $0.01/share, exp. 12/24/13)	12/23/2003	--
(strike price $0.01/share, exp. 2/10/14)	09/01/2004	--

Statement of Operations

Six Months Ended March 31, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $341,326)	$3,286,029
Interest income	182,092
Total investment income	3,468,121

Expenses:
Investment advisory fee	1,213,359
Transfer agency fees and expenses	381,913
Administrative fees	502,490
Distribution Plan expenses:
Class A	303,954
Class B	55,297
Class C	86,604
Trustees' fees and expenses	37,225
Custodian fees	283,341
Registration fees	22,789
Reports to shareholders	41,529
Professional fees	22,341
Miscellaneous		37,974
Total expenses	2,988,816
Reimbursement from Advisor:
Class I	(4,745)
Fees paid indirectly	(9,356)
Net expenses	2,974,715

Net Investment Income	493,406

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments securities	8,737,283
Foreign currency transactions	773,744
Futures	351,603
	9,862,630

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies
(net of deferred foreign taxes of $28,447)	29,636,898
Assets and liabilities denominated in foreign currencies	(513,360)
Futures	199,475
	29,323,013

Net Realized and Unrealized Gain
(Loss)	39,185,643

Increase (Decrease) in Net Assets
Resulting From Operations	$39,679,049

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$493,406	$1,690,551
Net realized gain (loss)	9,862,630	27,946,722
Change in unrealized appreciation or (depreciation)	29,323,013	1,169,880

Increase (Decrease) in Net Assets
Resulting From Operations	39,679,049	30,807,153

Distributions to shareholders from
Net investment income:
Class A Shares	(1,466,914)	(1,991,052)
Class B Shares	--	(78,031)
Class C Shares	--	(127,694)
Class I Shares	(765,537)	(240,952)
Total distributions	(2,232,451)	(2,437,729)

Capital share transactions:
Shares sold:
Class A Shares	38,611,329	57,475,632
Class B Shares	2,754,531	2,803,696
Class C Shares	4,676,268	5,797,749
Class I Shares	13,144,171	28,944,478
Reinvestment of distributions:
Class A Shares	1,339,684	1,822,469
Class B Shares	--	67,921
Class C Shares	--	115,328
Class I Shares	715,082	240,952
Redemption fees:
Class A Shares	1,496	21,922
Shares redeemed:
Class A Shares	(20,259,695)	(31,965,514)
Class B Shares	(410,710)	(911,971)
Class C Shares	(1,399,350)	(2,446,334)
Class I Shares	(7,760,868)	(1,589,121)
Total capital share transactions	31,411,938	60,377,207

Total Increase (Decrease) in Net Assets	68,858,536	88,746,631

Net Assets
Beginning of period	285,410,672	196,664,041
End of period (including undistributed net investment income
of $61,003 and $1,800,048, respectively)	$354,269,208	$285,410,672

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A Shares	2,075,244	3,509,781
Class B Shares	162,168	184,355
Class C Shares	278,831	392,928
Class I Shares	667,249	1,666,581
Reinvestment of distributions:
Class A Shares	70,566	113,406
Class B Shares	0	4,546
Class C Shares	0	7,943
Class I Shares	36,042	14,351
Shares redeemed:
Class A Shares	(1,093,534)	(1,943,866)
Class B Shares	(23,937)	(60,154)
Class C Shares	(84,316)	(167,296)
Class I Shares	(399,696)	(94,880)
Total capital share activity	1,688,617	3,627,695

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2005, securities valued at $6,357,768 or 1.8% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Forward Currency Contracts: The Fund may enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset and/or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized forward currency contract gains or losses.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement $224,436 was payable at period end. In addition, $133,241 was payable at period end for operating expenses paid by the Advisor during March 2005.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006 for Class I. The contractual expense cap is 1.10%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C shares, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of agreement $83,521 was payable at period end.

The Distributor received $65,329 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $88,943 for the six months ended March 31, 2005. Under the terms of the agreement $15,066 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement $93,177 was payable at period end.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board and Committee meeting attended. An additional fee of $5,000 annually is paid to the Lead Independent Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $101,378,037 and $85,134,085 respectively.

The cost of investments owned at March 31, 2005 for federal income tax purposes was $310,121,413. Net unrealized appreciation aggregated $42,021,292 of which $51,602,980 related to appreciated securities and $9,581,688 related to depreciated securities.

Net capital loss carryforwards of $449,355 (from Calvert South Africa Fund that merged into the Fund in September 2002), and $25,021,923 expire on September 30, 2009, and September 30, 2011, respectively.

The Fund's use of net capital loss carryforwards from Calvert South Africa Fund may be limited under certain tax provisions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2005.

For the six months ended March 31, 2005, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$143,961	2.99%	$6,870,853	December 2004

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
Empresas ESM, SA de CV	$350,000	$50,000
SEAF Central & Eastern European Growth Fund LLC	648,592	502,444
TOTALS	$998,592	$552,444

Note F -- Other

Terra Capital Investors Limited has filed suit in the Eastern Caribbean Supreme Court for the British Virgin Islands against the Fund for payment under a capital subscription agreement. The amount claimed is $21,978, plus interest and costs. Subsequent to period end (March 31, 2005), the Fund paid the amount claimed, plus interest. Although the Fund believes that it has a strong defense to not pay the remaining capital commitment, all capital calls to-date have been recorded as an increase to the cost basis of the security and are therefore reflected in the financial statements.

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $1,563,249 at March 31, 2005.

Financial Highlights

			Periods Ended
		March 31,	September 30,	September 30,
Class A Shares		2005	2004 (z)	2003
Net asset value, beginning		$16.60	$14.55	$11.99
Income from investment operations
Net investment income (loss)		.02	.10	.09
Net realized and unrealized gain (loss)		2.28	2.12	2.53
Total from investment operations		2.30	2.22	2.62
Distributions from
Net investment income		(.11)	(.17)	(.06)
Net realized gains		--	--	--
Total distributions		(.11)	(.17)	(.06)
Total increase (decrease) in net asset value		2.19	2.05	2.56
Net asset value, ending		$18.79	$16.60	$14.55

Total return*		13.86%	15.30%	21.93%
Ratios to average net assets: A
Net investment income (loss)		.26% (a)	.60%	.72%
Total expenses		1.87% (a)	1.97%	2.07%
Expenses before offsets		1.87% (a)	1.97%	2.05%
Net expenses		1.87% (a)	1.96%	2.05%
Portfolio turnover		27%	72%	71%
Net assets, ending (in thousands)		$261,461	$213,524	$162,699

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2002	2001	2000
Net asset value, beginning		$13.65	$21.77	$21.89
Income from investment operations
Net investment income (loss)		.01	.01	(.03)
Net realized and unrealized gain (loss)		(1.59)	(6.75)	.87
Total from investment operations	.	(1.58)	(6.74)	.84
Distributions from
Net investment income		--	--	--
Net realized gains		(.08)	(1.38)	(.96)
Total distributions		(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value		(1.66)	(8.12)	(.12)
Net asset value, ending		$11.99	$13.65	$21.77

Total return*		(11.69%)	(32.93%)	3.36%
Ratios to average net assets: A
Net investment income (loss)		.06%	.07%	(.15%)
Total expenses		2.02%	1.85%	1.81%
Expenses before offsets		2.00%	1.85%	1.81%
Net expenses		1.99%	1.83%	1.73%
Portfolio turnover		106%	93%	76%
Net assets, ending (in thousands)		$129,887	$152,278	$238,646

Financial Highlights

			Periods Ended
		March 31,	September 30,	September 30,
Class B Shares		2005	2004 (z)	2003
Net asset value, beginning		$15.30	$13.57	$11.33
Income from investment operations
Net investment income (loss)		(.07)	(.08)	(.08)
Net realized and unrealized gain (loss)		2.09	1.97	2.38
Total from investment operations		2.02	1.89	2.30
Distributions from:
Net investment income		--	(.16)	(.06)
Net realized gains		--	--	--
Total distributions		--	(.16)	(.06)
Total increase (decrease) in net asset value		2.02	1.73	2.24
Net asset value, ending		17.32	$15.30	$13.57

Total return*		13.20%	13.95%	20.34%
Ratios to average net assets: A
Net investment income (loss)		(.83%) (a)	(.54%)	(.64%)
Total expenses		2.96% (a)	3.14%	3.44%
Expenses before offsets		2.96% (a)	3.14%	3.42%
Net expenses		2.96% (a)	3.13%	3.41%
Portfolio turnover		27%	72%	71%
Net assets, ending (in thousands)		$12,512	$8,934	$6,176

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2002	2001	2000
Net asset value, beginning		$13.09	$21.20	$21.56
Income from investment operations
Net investment income (loss)		(.16)	(.18)	(.23)
Net realized and unrealized gain (loss)		(1.52)	(6.55)	.83
Total from investment operations		(1.68)	(6.73)	.60
Distributions from:
Net realized gains		(.08)	(1.38)	(.96)
Total distributions		(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value		(1.76)	(8.11)	(.36)
Net asset value, ending		$11.33	$13.09	$21.20

Total return*		(12.96%)	(33.82%)	2.28%
Ratios to average net assets: A
Net investment income (loss)		(1.22%)	(1.13%)	(1.29%)
Total expenses		3.33%	3.08%	3.04%
Expenses before offsets		3.31%	3.08%	3.04%
Net expenses		3.31%	3.06%	2.96%
Portfolio turnover		106%	93%	76%
Net assets, ending (in thousands)		$4,424	$4,542	$5,577

Financial Highlights

			Periods Ended
		March 31,	September 30,	September 30,
Class C Shares		2005	2004 (z)	2003
Net asset value, beginning		$14.91	$13.18	$10.97
Income from investment operations
Net investment income (loss)		(.05)	(.04)	(.03)
Net realized and unrealized gain (loss)		2.04	1.92	2.30
Total from investment operations		1.99	1.88	2.27
Distributions from:
Net investment income		--	(.15)	(.06)
Net realized gains		--	--	--
Total distributions		--	(.15)	(.06)
Total increase (decrease) in net asset value		1.99	1.73	2.21
Net asset value, ending		$16.90	$14.91	$13.18

Total return*		13.35%	14.33%	20.72%
Ratios to average net assets: A
Net investment income (loss)		(.63%) (a)	(.25%)	(.27%)
Total expenses		2.78% (a)	2.85%	3.09%
Expenses before offsets		2.78% (a)	2.85%	3.07%
Net expenses		2.77% (a)	2.84%	3.07%
Portfolio turnover		27%	72%	71%
Net assets, ending (in thousands)		$19,762	$14,533	$9,764

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2002	2001	2000
Net asset value, beginning		$12.64	$20.46	$20.81
Income from investment operations
Net investment income (loss)		(.12)	(.14)	(.22)
Net realized and unrealized gain (loss)		(1.47)	(6.30)	.83
Total from investment operations	.	(1.59)	(6.44)	.61
Distributions from
Net realized gains		(.08)	(1.38)	(.96)
Total distributions		(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value		(1.67)	(7.82)	(.35)
Net asset value, ending		$10.97	$12.64	$20.46

Total return*		(12.71%)	(33.62%)	2.41%
Ratios to average net assets: A
Net investment income (loss)		(.95%)	(.89%)	(1.06%)
Total expenses		3.05%	2.81%	2.75%
Expenses before offsets		3.04%	2.81%	2.75%
Net expenses		3.03%	2.79%	2.67%
Portfolio turnover		106%	93%	76%
Net assets, ending (in thousands)		$7,021	$7,434	$11,278

Financial Highlights

			Periods Ended
		March 31,	September 30,	September 30,
Class I Shares		2005	2004 (z)	2003
Net asset value, beginning		$17.45	$15.17	$12.38
Income from investment operations
Net investment income		.10	.27	.22
Net realized and unrealized gain (loss)		2.40	2.19	2.63
Total from investment operations		2.50	2.46	2.85
Distributions from:
Net investment income		(.28)	(.18)	(.06)
Net realized gains		--	--	--
Total distributions		(.28)	(.18)	(.06)
Total increase (decrease) in net asset value		2.22	2.28	2.79
Net asset value, ending		$19.67	$17.45	$15.17

Total return*		14.33%	16.25%	23.12%
Ratios to average net assets: A
Net investment income (loss)		1.04% (a)	1.60%	1.65%
Total expenses		1.12% (a)	1.23%	1.39%
Expenses before offsets		1.11% (a)	1.11%	1.09%
Net expenses		1.10% (a)	1.10%	1.09%
Portfolio turnover		27%	72%	71%
Net assets, ending (in thousands)		$60,535	$48,420	$18,026

			Years Ended
		September 30,	September 30,	September 30,
Class I Shares		2002	2001	2000
Net asset value, beginning		$13.97	$22.03	$21.99
Income from investment operations
Net investment income		.16	.18	.16
Net realized and unrealized gain (loss)		(1.67)	(6.86)	.84
Total from investment operations		(1.51)	(6.68)	1.00
Distributions from:
Net realized gains		(.08)	(1.38)	(.96)
Total distributions		(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value		(1.59)	(8.06)	.04
Net asset value, ending		$12.38	$13.97	$22.03

Total return*		(10.93%)	(32.25%)	4.10%
Ratios to average net assets: A
Net investment income (loss)		1.05%	1.09%	.90%
Total expenses		1.27%	1.19%	1.28%
Expenses before offsets		1.06%	1.07%	1.12%
Net expenses		1.05%	1.05%	1.05%
Portfolio turnover		106%	93%	76%
Net assets, ending (in thousands)		$5,943	$22,085	$10,114

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the Investment Subadvisory Agreement with respect to the Fund on December 8, 2004.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution" and use of "soft" dollars to pay for research and other services; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board of Directors also noted the Advisor's responsiveness to regulatory changes and industry developments that the mutual fund industry has recently experienced. The Directors considered the Advisor's efforts in marketing the Fund as well. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-, three- and five-year annualized periods ended June 30, 2004, the Fund underperformed its Lipper index and that the Fund's performance was below the median, above the median and below the median, respectively, of its peer group. The Directors considered the Advisor's discussion of its plans to address the Fund's recent performance. Based upon their review, the Directors concluded that the Advisor was addressing the Fund's performance issue and retained confidence in the Advisor's overall capabilities to manage the Fund.

In considering the Fund's fees and expenses, the Board of Directors compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board of Directors noted the Advisor's discussion addressing the level of Fund expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor pays the subadvisory fees out of the advisory fees the Advisor receives from the Fund. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels noting that the Fund currently reflects such economies of scale. The Board also received information showing the effective fees under the Advisory Agreement as a percentage of assets at different asset levels and considered the additional economies of scale that might be realized if the assets of the Fund grow. The Directors also noted that if a Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered the Fund's performance during the one-, three- and five-year annualized periods ended June 30, 2004 as compared to the Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Directors' deliberations. For similar reasons, the Directors did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time although it was noted that the subadvisory fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Fund and its shareholders.

Calvert World Values International Equity Fund

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800-368-2748

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(24 hours, 7 days a week)
800-368-2745

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Shareholders: 800-368-2745
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800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter covered by this report, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek

Barbara J. Krumsiek

President -- Principal Executive Officer

Date: May 31, 2005

/s/ Ronald M. Wolfsheimer

Ronald M. Wolfsheimer

Treasurer -- Principal Financial Officer

Date: May 31, 2005